EXHIBIT 10(b)

                    WAUSAU PAPER MILLS COMPANY
                   PRINTING AND WRITING DIVISION
                    INCENTIVE COMPENSATION PLAN


         SECTION 1.  ESTABLISHMENT AND PURPOSE OF THE PLAN

     1.1 AMENDMENT OF THE PLAN. Wausau Paper Mills Company hereby amends, restates and renames the Printing and Writing Paper Division Incentive Compensation Plan effective for Fiscal Years beginning on and after September 1, 1995.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to reward participating employees for efforts to increase the financial performance of the Printing and Writing Division.


                      SECTION 2.  DEFINITIONS

     2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided herein, and when the defined meaning is intended, the term is capitalized:

          (a) "ACHIEVED PERFORMANCE LEVEL" for a Fiscal Year shall mean that percentage (rounded to the nearest .01%) obtained by dividing actual ROA for the Fiscal Year by the Target Performance Level for the year.

          (b) "ADJUSTED OPERATING INCOME" means, with respect to each Fiscal Year, the Printing and Writing Division's income before adjustment for (1) income tax, (2) accrued or paid bonuses, (3) interest income or expense, (4) commissions paid to a domestic international sales corporation or foreign sales corporation which is a subsidiary of the Company or any other subsidiary of the Company,
     (5) gains and losses on the sale of operating assets, common stock or other securities, (6) income realized from LIFO decrements and (7) any other material, nonrecurring events of an unusual nature. "Adjusted Operating Income" shall be determined in accordance with generally accepted accounting principles.

          (c) "ATTACHMENT A" means the schedule appended hereto and designated "Attachment A" or any amended schedule designated by the Executive Committee as "Attachment A" for the Plan for any Fiscal Year; provided however, that any such designation for a Fiscal Year shall occur on or before the date on which the Executive Committee sets the Target Performance Level for such Fiscal Year. Once amended, any schedule designated as "Attachment A" shall remain in effect until further amended by specific resolution of the Executive Committee.

          (d) "AVERAGE CONTROLLABLE OPERATING ASSETS" means, with respect to each Fiscal Year, the average of the amounts of Total Controllable Operating Assets as of the last day of each calendar month of such Fiscal Year.

          (e)  "COMPANY" shall mean Wausau Paper Mills Company.

          (f) "FISCAL YEAR" means the twelve-month period beginning September 1 and ending August 31 or such other period as may be designated by the Company as its fiscal year reporting period.

          (g) "PARTICIPANT" means each person who is eligible to participate in the Plan and to receive an award of incentive compensation as a result of being a Participant during a portion of a Fiscal Year as determined in accordance with section 3.

          (h) "PLAN" means the Wausau Paper Mills Company Printing and Writing Division Incentive Compensation Plan as set forth herein.

          (i)  "PRESIDENT" means the President of the Company.

          (j) "PRINTING AND WRITING DIVISION" means the Printing and Writing Division of the Company which consists of the Company's Brokaw Division and its wholly owned subsidiary, Wausau Papers of New Hampshire, Inc., a Delaware corporation.

          (k) "ROA" means, with respect to each Fiscal Year of the Company, the Company's return on Average Controllable Operating Assets expressed as the percentage determined by dividing Adjusted Operating Income by Average Controllable Operating Assets.

          (l) "SALARY" means, with respect to each Participant, his annual rate of basic compensation as of the last day of the Fiscal Year immediately preceding the Fiscal Year for which a determination pursuant to section 5.2 is made; provided, however; that in the event a Participant had no annual rate of basic compensation as of the last day of such preceding Fiscal Year, "Salary" shall mean the annual rate of the Participant's basic compensation as of the last day of the Fiscal Year for which a determination is being made pursuant to section 5.2. For purposes of this section 2.1(l), "basic compensation" shall exclude (1) bonuses, (2) overtime pay, (3) payments under any deferred compensation or other plan and (4) all other forms of non-cash compensation, including, but not limited to income imputed with respect to group life insurance, use of Company-owned automobiles and all other forms of imputed income.

          (m) "TARGET PERFORMANCE LEVEL" means, for each Fiscal Year, the ROA for the year which is established by the Executive Committee as the base ROA target against which ROA performance is to be compared (and by which the Achieved Performance Level shall be computed) in order to determine the existence or amount of incentive awards to be paid to Participants.

          (n) "THRESHOLD PERFORMANCE LEVEL" means such percentage of ROA as may, from time to time and at any time, be established by the Executive Committee pursuant to section 4.

          (o) "TOTAL CONTROLLABLE OPERATING ASSETS" means the amount of total assets of the Printing and Writing Division exclusive of the sum of (1) cash and cash equivalents and other assets held for investment, including common stock or other investment securities, (2) construction in progress, (3) loans to Rhinelander Paper Company, Inc. or any other subsidiary of the Company, and (4) deferred tax assets. The amount of total assets of the Printing and Writing Division shall be determined in accordance with generally accepted accounting principles.

                     SECTION 3.  PARTICIPATION

     3.1  ELIGIBILITY.

          (a) Each Fiscal Year the President of the Company shall designate (1) by name, those employees at the Printing and Writing Division who shall be eligible to participate in the Plan for such Fiscal Year, (2) by position, those positions at the Printing and Writing Division which shall entitle the holders thereof to be eligible to participate in the Plan for such Fiscal Year and (3) by name or position, those other employees of the Company who shall be eligible to receive an individual Presidential Pool Incentive Compensation Award pursuant to section 5.3 and who shall be "Participants" only with respect to such Presidential Pool participation. Such designations may be made by position or by individual name as the President deems appropriate and, in the case of employees described in clauses (1) and (2) of the preceding sentence, shall specify whether the Participant is eligible to receive an incentive award pursuant to section 5.2 or section 5.3 or both of such sections. Participation shall begin as of the date specified by the President and may be for less than a full Fiscal Year.

          (b) Each employee or position designated by the President as being eligible to receive an incentive award pursuant to section 5.2 shall also be assigned to a Group Participation Level by the President from among the following groups:

              Group                   ROA
          Participation          Incentive Award
              LEVEL               (% OF SALARY)

                A                    15.00%
                B                    33.33%
                C                    66.67%
                D                   100.00%

     If a Participant is assigned to a different Group Participation Level during a Fiscal Year, the Participant's incentive award under section
     5.2 shall be determined by proration of the Participant's Group Participation Levels for the Fiscal Year.

     3.2  DURATION OF PARTICIPATION.

          (a) Selection by the President to participate in the Plan for a Fiscal Year shall not give any individual or position designated the right to continue as a Participant in any subsequent Fiscal Year. The President has complete discretion to and shall each Fiscal Year designate, by individuals or positions, such persons as in his discretion shall be appropriate to further the interests of the Company and serve the purposes for which this Plan has been established.

          (b) Participation with respect to a Fiscal Year shall terminate upon the first to occur of the Participant's (1) termination of employment or (2) transfer to a position not then eligible to participate in the Plan, but the former Participant will be entitled to receive a prorated incentive award if the provisions of section 5.2(d) are satisfied.

        SECTION 4.  DETERMINATION OF INCENTIVE COMPENSATION

     4.1 DETERMINATION OF TARGET PERFORMANCE LEVEL. On or before October 1st of each Fiscal Year, the Executive Committee shall establish the Target Performance Level for such Fiscal Year.


     4.2 DETERMINATION OF THRESHOLD PERFORMANCE LEVEL. On or before October 1st of each Fiscal Year, the Executive Committee shall establish the Threshold Performance Level for such Fiscal Year.

                   SECTION 5.  INCENTIVE AWARDS

     5.1 FISCAL YEAR PERFORMANCE. Each Fiscal Year, as soon as reasonably possible following the availability to the Executive Committee of the Company's audited financial statements for the Fiscal Year, the Executive Committee shall determine the ROA and the Achieved Performance Level for the Fiscal Year.

     5.2 DETERMINATION OF ROE INCENTIVE AWARD. Each Participant shall be entitled to receive a ROA Incentive Award in an amount equal to the product of (a) the Participant's Salary, as determined prior to any award under this Plan, multiplied by (b) the percentage in Column (4) of Attachment A which is set forth opposite the percentage in Column (2) of Attachment A which corresponds to the Achieved Performance Level for such Fiscal Year, multiplied by (c) the percentage specified in section 3.1(b) for the Group Participation Level to which the Participant has been assigned; provided, however, that:

     (a) No ROA Incentive Award shall be payable in any Fiscal Year in which ROA does not equal or exceed the Threshold Performance Level.

     (b) If the Achieved Performance Level for the Fiscal Year is not expressed as a whole integer (and therefore not specifically set forth in Column (2) of Attachment A), the applicable percentage of base salary used to determine a Participant's ROA Incentive Award shall be determined by interpolation (rounded up to the next highest .01%), based on the percentages set forth in Column
          (4) of Attachment A, of the percentage which would correspond to the Achieved Performance Level set forth in Column (2) if Column
          (4) specified Achieved Performance Levels at each .01% between 80% and 120%.

     (c) A Participant who (1) was a Participant on the last day of Fiscal Year, but was not eligible to participate for the entire Fiscal Year or (2) transfers to a position in the Company or any subsidiary thereof and is thereafter not eligible to participate in the Plan or (3) incurs a termination of employment on or before the last day of the Fiscal Year because of (A) normal, early or late retirement (or prior to becoming eligible for a disability retirement benefit) under the terms of any pension plan maintained by the Company or any subsidiary thereof as part of a trust qualified under section 401(a) of the Internal Revenue Code of 1986, as amended, or (B) death shall be entitled to receive a prorated ROA Incentive Award for such Fiscal Year based on the number of complete calendar months in the Fiscal Year in which such Participant or former Participant participated in the Plan during such Fiscal Year.

     5.3 DISCRETIONARY INDIVIDUAL PARTICIPANT INCENTIVE COMPENSATION AWARDS - "PRESIDENTIAL POOL". Each Fiscal Year, an amount which is not in excess of 5% of the aggregate amount of individual ROA Incentive Awards for the Fiscal Year awarded pursuant to section 5.2 (the "Presidential Pool") may be awarded to one or more Participants who are selected in the sole discretion of the President to receive an incentive award pursuant to this section 5.3. The Participants who shall be entitled to receive such awards, if any, and the basis upon which such awards shall be determined shall be the sole and exclusive province of the President. If less than the amount provided for as the Presidential Pool in this section 5.3 is awarded with respect to a Fiscal Year, any amount not awarded to Participants shall lapse and shall not be paid under any other provision of this Plan.

     5.4 PAYMENT OF AWARDS. Payment of incentive awards shall be made by the Company to the Participant as soon as administratively feasible following the determination of the amount of such awards. Any payment due a participant at or after the time of his death shall be made by the Company to the personal representative of the Participant's estate.


                    SECTION 6.  ADMINISTRATION

     6.1 PLAN ADMINISTRATOR. The President shall act as the plan administrator of the Plan and shall have sole and complete authority to interpret and implement the provisions of the Plan, including, but not limited to, the sole and final discretion as to matters of eligibility to participate, matters relating to the eligibility to receive any incentive awards, the determination of Achieved Performance Level, Adjusted Operating Income, Average Controllable Operating Assets, ROA, Salary, Target Performance Level, Total Controllable Operating Assets and the determination of the Presidential Pool. The President may designate one or more employees or other agents to assist him in administering the Plan.


              SECTION 7.  AMENDMENTS AND TERMINATION

     7.1 AMENDMENTS AND TERMINATION. The Executive Committee or the Board of Directors of the Company may, from time to time and at any time, amend or terminate the Plan; provided, however, that such amendment or termination may not result in the forfeiture of any incentive award earned with respect to any Fiscal Year preceding the Fiscal Year in which such amendment or termination is adopted. Any amendment or termination may be made effective with respect to any Fiscal Year in which such action is adopted.


                   SECTION 8.  EMPLOYMENT RIGHTS

     8.1 EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as conferring a right upon any employee to be continued in the employment of the Company or to remain as a Participant in the Plan after amendment or termination of the Plan.


                    SECTION 9.  APPLICABLE LAW

     9.1 APPLICABLE LAW. The Plan shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, this Plan, as amended effective as of September 18, 1996, has been executed by and for the Company by its duly authorized officer.

                                  WAUSAU PAPER MILLS COMPANY



                                  By:  DANIEL D. KING
                                       Daniel D. King
                                       President and Chief Executive
                                       Officer

                            ATTACHMENT A

                     PRINTING & WRITING DIVISION
                    INCENTIVE COMPENSATION PLANS
                          OCTOBER 18, 1995
                  (2)                                  (4)
   (1)         ACHIEVED                           ROA INCENTIVE
 PERCENT      PERFORMANCE         (3)          AWARD AS PERCENTAGE
 OF PLAN         LEVEL           R.O.A.             OF SALARY
  70.21%         80.00%          11.50%               15.00%
  71.06%         81.00%          11.64%               16.75%
  71.92%         82.00%          11.78%               18.50%
  72.83%         83.00%          11.93%               20.25%
  73.69%         84.00%          12.07%               22.00%
  74.54%         85.00%          12.21%               23.75%
  75.46%         86.00%          12.36%               25.50%
  76.31%         87.00%          12.50%               27.25%
  77.23%         88.00%          12.65%               29.00%
  78.08%         89.00%          12.79%               30.75%
  78.94%         90.00%          12.93%               32.50%
  79.85%         91.00%          13.08%               34.25%
  80.71%         92.00%          13.22%               36.00%
  81.56%         93.00%          13.36%               37.75%
  82.48%         94.00%          13.51%               39.50%
  83.33%         95.00%          13.65%               41.25%
  84.25%         96.00%          13.80%               43.00%
  85.10%         97.00%          13.94%               44.75%
  85.96%         98.00%          14.08%               46.50%
  86.87%         99.00%          14.23%               48.25%
  87.73%        100.00%          14.37%               50.00%
  88.58%        101.00%          14.51%               52.50%
  89.50%        102.00%          14.66%               55.00%
  90.35%        103.00%          14.80%               57.50%
  91.21%        104.00%          14.94%               60.00%
  92.12%        105.00%          15.09%               62.50%
  92.98%        106.00%          15.23%               65.00%
  93.89%        107.00%          15.38%               67.50%
  94.75%        108.00%          15.52%               70.00%
  95.60%        109.00%          15.66%               72.50%
  96.52%        110.00%          15.81%               75.00%
  97.37%        111.00%          15.95%               77.50%
  98.23%        112.00%          16.09%               80.00%
  99.15%        113.00%          16.24%               82.50%
 100.00%        114.00%          16.38%               85.00%
 100.92%        115.00%          16.53%               87.50%
 101.77%        116.00%          16.67%               90.00%
 102.63%        117.00%          16.81%               92.50%
 103.54%        118.00%          16.96%               95.00%
 104.40%        119.00%          17.10%               97.50%
 105.25%        120.00%          17.24%              100.00%

                   RHINELANDER PAPER COMPANY, INC.
                     INCENTIVE COMPENSATION PLAN


          SECTION 1.  ESTABLISHMENT AND PURPOSE OF THE PLAN

     1.1 AMENDMENT OF THE PLAN. Rhinelander Paper Company, Inc. hereby amends and restates the Rhinelander Paper Company, Inc. Incentive Compensation Plan effective for Fiscal Years beginning on and after September 1, 1995.

     1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to reward participating employees for efforts to increase the financial performance of the Company.


                       SECTION 2.  DEFINITIONS

     2.1 DEFINITIONS. Whenever used in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided herein, and when the defined meaning is intended, the term is capitalized:

          (a) "ACHIEVED PERFORMANCE LEVEL" for a Fiscal Year shall mean that percentage (rounded to the nearest .01%) obtained by dividing actual ROA for the Fiscal Year by the Target Performance Level for the year.

          (b) "ADJUSTED OPERATING INCOME" means, with respect to each Fiscal Year, the Company's income before adjustment for (1) income tax, (2) accrued or paid bonuses, (3) interest income or expense, (4) commissions paid to a domestic international sales corporation or foreign sales corporation which is a subsidiary of the Company or any other subsidiary of the Company, (5) gains and losses on the sale of operating assets, common stock or other securities, (6) income realized from LIFO decrements and (7) any other material, nonrecurring events of an unusual nature, but excluding income (as determined before the adjustments described in clauses (1) through (7) of this paragraph) which is attributable to the Company's Lake States Division. "Adjusted Operating Income" shall be determined in accordance with generally accepted accounting principles.

          (c) "ATTACHMENT A" means the schedule appended hereto and designated "Attachment A" or any amended schedule designated by the Board of Directors as "Attachment A" for the Plan for any Fiscal Year; provided however, that any such designation for a Fiscal Year shall occur on or before the date on which the Board of Directors sets the Target Performance Level for such Fiscal Year. Once amended, any schedule designated as "Attachment A" shall remain in effect until further amended by specific resolution of the Board of Directors.

          (d) "AVERAGE CONTROLLABLE OPERATING ASSETS" means, with respect to each Fiscal Year, the average of the amounts of Total Controllable Operating Assets as of the last day of each calendar month of such Fiscal Year.

          (e)  "COMPANY" shall mean Rhinelander Paper Company, Inc.

          (f) "FISCAL YEAR" means the twelve-month period beginning September 1 and ending August 31 or such other period as may be designated by the Company as its fiscal year reporting period.

          (g) "PARTICIPANT" means each person who is eligible to participate in the Plan and to receive an award of incentive compensation as a result of being a Participant during a portion of a Fiscal Year as determined in accordance with section 3.

          (h) "PLAN" means the Rhinelander Paper Company, Inc. Incentive Compensation Plan as set forth herein.

          (i)  "PRESIDENT" means the President of the Company.

          (j) "ROA" means, with respect to each Fiscal Year of the Company, the Company's return on Average Controllable Operating Assets expressed as the percentage determined by dividing Adjusted Operating Income by Average Controllable Operating Assets.

          (k) "SALARY" means, with respect to each Participant, his annual rate of basic compensation as of the last day of the Fiscal Year immediately preceding the Fiscal Year for which a determination pursuant to section 5.2 is made; provided, however; that in the event a Participant had no annual rate of basic compensation as of the last day of such preceding Fiscal Year, "Salary" shall mean the annual rate of the Participant's basic compensation as of the last day of the Fiscal Year for which a determination is being made pursuant to section 5.2. For purposes of this section 2.1(k), "basic compensation" shall exclude
     (1) bonuses, (2) overtime pay, (3) payments under any deferred compensation or other plan and (4) all other forms of non-cash compensation, including, but not limited to income imputed with respect to group life insurance, use of Company-owned automobiles and all other forms of imputed income.

          (l) "TARGET PERFORMANCE LEVEL" means, for each Fiscal Year, the ROA for the year which is established by the Board of Directors as the base ROA target against which ROA performance is to be compared (and by which the Achieved Performance Level shall be computed) in order to determine the existence or amount of incentive awards to be paid to Participants.

          (m) "THRESHOLD PERFORMANCE LEVEL" means such percentage of ROA as may, from time to time and at any time, be established by the Board of Directors pursuant to section 4.

          (n) "TOTAL CONTROLLABLE OPERATING ASSETS" means the amount of total assets of the Company exclusive of the sum of (1) cash and cash equivalents and other assets held for investment, including common stock or other investment securities, (2) construction in progress, (3) loans to Wausau Paper Mills Company, (4) deferred tax assets and (5), to the extent not already excluded by clauses (1) through (4) of this paragraph, any other assets employed by the Company's Lake States Division. The amount of total assets of the Company shall be determined in accordance with generally accepted accounting principles.

                      SECTION 3.  PARTICIPATION

     3.1  ELIGIBILITY.

          (a) Each Fiscal Year the President shall designate (1) by name, those employees at the Company who shall be eligible to participate in the Plan for such Fiscal Year, (2) by position, those positions at the Company which shall entitle the holders thereof to be eligible to participate in the Plan for such Fiscal Year and (3) by name or position, those other employees of the Wausau Paper Mills Company or the Company who shall be eligible to receive an individual Presidential Pool Incentive Compensation Award pursuant to section 5.3 and who shall be "Participants" only with respect to such Presidential Pool participation. Such designations may be made by position or by individual name as the President deems appropriate and, in the case of employees described in clauses (1) and (2) of the preceding sentence, shall specify whether the Participant is eligible to receive an incentive award pursuant to section 5.2 or section 5.3 or both of such sections. Participation shall begin as of the date specified by the President and may be for less than a full Fiscal Year.

          (b) Each employee or position designated by the President as being eligible to receive an incentive award pursuant to section 5.2 shall also be assigned to a Group Participation Level by the President from among the following groups:

              Group                 Maximum
          Participation          Incentive Award
              LEVEL               (% OF SALARY)

                A                    33.33%
                B                    66.67%
                C                   100.00%

     provided, however, that in the event the President designates a new Group Participation Level of a Participant during a Fiscal Year, the Participant's incentive award under section 5.2 shall be determined by proration of the Participant's Group Participation Levels for the Fiscal Year.

     3.2  DURATION OF PARTICIPATION.

          (a) Selection by the President to participate in the Plan for a Fiscal Year shall not give any individual or position designated the right to continue as a Participant in any subsequent Fiscal Year. The President has complete discretion to and shall each Fiscal Year designate, by individuals or positions, such persons as in his discretion shall be appropriate to further the interests of the Company and serve the purposes for which this Plan has been established.

          (b) Participation with respect to a Fiscal Year shall terminate upon the first to occur of the Participant's (1) termination of employment or (2) transfer to a position not then eligible to participate in the Plan, but the former Participant will be entitled to receive a prorated incentive award if the provisions of section 5.2(d) are satisfied.

         SECTION 4.  DETERMINATION OF INCENTIVE COMPENSATION

     4.1 DETERMINATION OF TARGET PERFORMANCE LEVEL. On or before October 1st of each Fiscal Year, the Board of Directors shall establish the Target Performance Level for such Fiscal Year.

     4.2 DETERMINATION OF THRESHOLD PERFORMANCE LEVEL. On or before October 1st of each Fiscal Year, the Board of Directors shall establish the Threshold Performance Level for such Fiscal Year.

                    SECTION 5.  INCENTIVE AWARDS

     5.1 FISCAL YEAR PERFORMANCE. Each Fiscal Year, as soon as reasonably possible following the availability to the Board of Directors of the Company's audited financial statements for the Fiscal Year, the Board of Directors shall determine the ROA and the Achieved Performance Level for the Fiscal Year.

     5.2 DETERMINATION OF ROE INCENTIVE AWARD. Each Participant shall be entitled to receive a ROA Incentive Award in an amount equal to the product of (a) the Participant's Salary, as determined prior to any award under this Plan, multiplied by (b) the percentage in Column (2) of Attachment A which is set forth opposite the percentage in Column (1) of Attachment A which corresponds to the Achieved Performance Level for such Fiscal Year, multiplied by (c) the percentage specified in section 3.1(b) for the Group Participation Level to which the Participant has been assigned; provided, however, that:

     (a) No ROA Incentive Award shall be payable in any Fiscal Year in which ROA does not equal or exceed the Threshold Performance Level.

     (b) If the Achieved Performance Level for the Fiscal Year is not expressed as a whole integer (and therefore not specifically set forth in Column (1) of Attachment A), the applicable percentage of base salary used to determine a Participant's ROA Incentive Award shall be determined by interpolation (rounded up to the next highest .01%), based on the percentages set forth in Column (2) of Attachment A, of the percentage which would correspond to the Achieved Performance Level set forth in Column (1) if Column (2) specified Achieved Performance Levels at each .01% between 80% and 120%.

     (c) A Participant who (1) was a Participant on the last day of Fiscal Year, but was not eligible to participate for the entire Fiscal Year or (2) transfers to a position in the Company or any subsidiary thereof and is thereafter not eligible to participate in the Plan or (3) incurs a termination of employment on or before the last day of the Fiscal Year because of (A) normal, early or late retirement (or prior to becoming eligible for a disability retirement benefit) under the terms of any pension plan maintained by the Company or any subsidiary thereof as part of a trust qualified under section 401(a) of the Internal Revenue Code of 1986, as amended, or (B) death shall be entitled to receive a prorated ROA Incentive Award for such Fiscal Year based on the number of complete calendar months in the Fiscal Year in which such Participant or former Participant participated in the Plan during such Fiscal Year.

     5.3  DISCRETIONARY INDIVIDUAL PARTICIPANT INCENTIVE COMPENSATION AWARDS
 - "PRESIDENTIAL POOL". Each Fiscal Year, an amount which is not in excess of 5% of the aggregate amount of individual ROA Incentive Awards for the Fiscal Year awarded pursuant to section 5.2 (the "Presidential Pool") may be awarded to one or more Participants who are selected in the sole discretion of the President to receive an incentive award pursuant to this section 5.3. The Participants who shall be entitled to receive such awards, if any, and the basis upon which such awards shall be determined shall be the sole and exclusive province of the President. If less than the amount provided for as the Presidential Pool in this section 5.3 is awarded with respect to a Fiscal Year, any amount not awarded to Participants shall lapse and shall not be paid under any other provision of this Plan.

     5.4 PAYMENT OF AWARDS. Payment of incentive awards shall be made by the Company to the Participant as soon as administratively feasible following the determination of the amount of such awards. Any payment due a participant at or after the time of his death shall be made by the Company to the personal representative of the Participant's estate.

                     SECTION 6.  ADMINISTRATION

     6.1 PLAN ADMINISTRATOR. The President shall act as the plan administrator of the Plan and shall have sole and complete authority to interpret and implement the provisions of the Plan, including, but not limited to, the sole and final discretion as to matters of eligibility to participate, matters relating to the eligibility to receive any incentive awards, the determination of Achieved Performance Level, Adjusted Operating Income, Average Controllable Operating Assets, ROA, Salary, Target Performance Level, Total Controllable Operating Assets and the determination of the Presidential Pool. The President may designate one or more employees or other agents to assist him in administering the Plan.


               SECTION 7.  AMENDMENTS AND TERMINATION

     7.1 AMENDMENTS AND TERMINATION. The Executive Committee of the Board of Directors, if one has been appointed, or the Board of Directors of the Company may, from time to time and at any time, amend or terminate the Plan; provided, however, that such amendment or termination may not result in the forfeiture of any incentive award earned with respect to any Fiscal Year preceding the Fiscal Year in which such amendment or termination is adopted. Any amendment or termination may be made effective with respect to any Fiscal Year in which such action is adopted.


                    SECTION 8.  EMPLOYMENT RIGHTS

     8.1 EMPLOYMENT RIGHTS. Nothing contained in the Plan shall be construed as conferring a right upon any employee to be continued in the employment of the Company or to remain as a Participant in the Plan after amendment or termination of the Plan.


                     SECTION 9.  APPLICABLE LAW

     9.1 APPLICABLE LAW. The Plan shall be construed, administered and governed in all respects under and by the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, this Plan, as amended to incorporate all amendments effective through September 18, 1996, has been executed as of the 18th day of September, 1996, by and for the Company by its duly authorized officer.

                                  RHINELANDER PAPER COMPANY, INC.


                                  By:  DANIEL D. KING
                                       Daniel D. King
                                       President

                            ATTACHMENT A

                   RHINELANDER PAPER COMPANY, INC.
                     INCENTIVE COMPENSATION PLAN

            (1)                                  (2)
         ACHIEVED                           ROA INCENTIVE
        PERFORMANCE                      AWARD AS PERCENTAGE
           LEVEL                              OF SALARY
           88.00%                              15.00%
           89.00%                              17.90%
           90.00%                              20.80%
           91.00%                              23.70%
           92.00%                              26.60%
           93.00%                              29.50%
           94.00%                              32.40%
           95.00%                              35.30%
           96.00%                              38.20%
           97.00%                              41.10%
           98.00%                              44.00%
           99.00%                              46.90%
          100.00%                              50.00%
          101.00%                              52.50%
          102.00%                              55.00%
          103.00%                              57.50%
          104.00%                              60.00%
          105.00%                              62.50%
          106.00%                              65.00%
          107.00%                              67.50%
          108.00%                              70.00%
          109.00%                              72.50%
          110.00%                              75.00%
          111.00%                              77.50%
          112.00%                              80.00%
          113.00%                              82.50%
          114.00%                              85.00%
          115.00%                              87.50%
          116.00%                              90.00%
          117.00%                              92.50%
          118.00%                              95.00%
          119.00%                              97.50%
          120.00%                             100.00%